Exhibit 99.77(Q)(1)

Form N-SAR, Item 77

For Voya Investors Trust

(the “Registrant”)

ITEM 77Q1— Exhibits

(a)(1)        Amendment #84 dated December 12, 2013 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding abolition of series of ING Goldman Sachs Commodity Strategy Portfolio – Filed as an exhibit to Post-Effective Amendment No. 115 to the Registrant’s Registration Statement filed on Form N-1A on April 28, 2014 and incorporated herein by reference.

(a)(2)        Amendment #85 effective February 5, 2014 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding the redesignation of ING PIMCO High Yield Portfolio to ING High Yield Portfolio – Filed as an exhibit to Post-Effective Amendment No. 115 to the Registrant’s Registration Statement filed on Form N-1A on April 28, 2014 and incorporated herein by reference.

(a)(3)        Amendment #86 effective February 5, 2014 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding the redesignation of ING PIMCO Total Return Bond Portfolio to ING Total Return Bond Portfolio – Filed as an exhibit to Post-Effective Amendment No. 115 to the Registrant’s Registration Statement filed on Form N-1A on April 28, 2014 and incorporated herein by reference.

(a)(4)        Amendment #87 dated March 17, 2014 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding the abolition of series of ING American Funds Asset Allocation Portfolio - Filed as an exhibit to Post-Effective Amendment No. 115 to the Registrant’s Registration Statement filed on Form N-1A on April 28, 2014 and incorporated herein by reference.

(a)(5)        Amendment #88 dated March 17, 2014 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding the abolition of series of ING American Funds International Portfolio — Filed as an exhibit to Post-Effective Amendment No. 115 to the Registrant’s Registration Statement filed on Form N-1A on April 28, 2014 and incorporated herein by reference.

Form N-SAR, Item 77

For Voya Investors Trust

(the “Registrant”)

(a)(6)        Amendment #89 dated March 17, 2014 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding the abolition of series of ING American Funds World Allocation Portfolio – Filed as an exhibit to Post-Effective Amendment No. 115 to the Registrant’s Registration Statement filed on Form N-1A on April 28, 2014 and incorporated herein by reference.

(a)(7)        Amendment #90 dated March 17, 2014 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding the abolition of series of ING Bond Portfolio – Filed as an exhibit to Post-Effective Amendment No. 115 to the Registrant’s Registration Statement filed on Form N-1A on April 28, 2014 and incorporated herein by reference.

(a)(8)        Amendment #91 dated March 24, 2014 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding the abolition of series of ING Total Return Bond Portfolio – Filed as an exhibit to Post-Effective Amendment No. 115 to the Registrant’s Registration Statement filed on Form N-1A on April 28, 2014 and incorporated herein by reference.

(a)(9)        Amendment #92 effective May 1, 2014 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002 (change of name of the Registrant and its Series) – Filed as an exhibit to Post-Effective Amendment No. 115 to the Registrant’s Registration Statement filed on Form N-1A on April 28, 2014 and incorporated herein by reference.

(e)(1)        Amended Schedule A and Amended Schedule B, dated February 4, 2014, with respect to the Investment Management Agreement between Voya Investors Trust and Directed Services LLC (Unified Fee Portfolios) – Filed as an exhibit to Post-Effective Amendment No. 115 to the Registrant’s Registration Statement filed on Form N-1A on April 28, 2014 and incorporated herein by reference.

(e)(2)        Letter Agreement, dated February 4, 2014 to reduce the annual investment management fee for Voya High Yield Portfolio for the period from February 4, 2014 through May 1, 2016 – Filed as an exhibit to Post-Effective Amendment No. 115 to the Registrant’s Registration Statement filed on Form N-1A on April 28, 2014 and incorporated herein by reference.

(e)(3)        Letter Agreement, dated May 1, 2014 to reduce the annual investment management fee for Voya T. Rowe Price Equity Income Portfolio for the period from May 1, 2014 through May 1, 2015 – Filed as an exhibit to Post-Effective Amendment No. 115 to the Registrant’s Registration Statement filed on Form N-1A on April 28, 2014 and incorporated herein by reference.

(e)(4)        Letter Agreement, dated May 1, 2014 to reduce the annual investment management fee for Voya Multi-Manager Large Cap Core Portfolio for the period from May 1, 2014 through May 1, 2015 with regards to Columbia Management Investment Advisers, LLC – Filed as an exhibit to Post-Effective Amendment No. 115 to the Registrant’s Registration Statement filed on Form N-1A on April 28, 2014 and incorporated herein by reference.

(e)(5)        Letter Agreement, dated May 1, 2014 to reduce the annual investment management fee for VY Clarion Global Real Estate Portfolio for the period from May 1, 2014 through May 1, 2015 – Filed as an exhibit to Post-Effective Amendment No. 115 to the Registrant’s Registration Statement filed on Form N-1A on April 28, 2014 and incorporated herein by reference.

(e)(6)        Amended Schedule A, effective July 18, 2014, with respect to the Investment Management Agreement, dated May 1, 2013 between Voya Investors Trust and Directed Services LLC – Filed as an exhibit to Post-Effective Amendment No. 115 to the Registrant’s Registration Statement filed on Form N-1A on April 28, 2014 and incorporated herein by reference.

Form N-SAR, Item 77

For Voya Investors Trust

(the “Registrant”)

(e)(7)        Letter Agreement, dated May 1, 2014 to reduce the annual investment management fee for Voya Large Cap Value Portfolio for the period from May 1, 2014 through May 1, 2015 – Filed as an exhibit to Post-Effective Amendment No. 115 to the Registrant’s Registration Statement filed on Form N-1A on April 28, 2014 and incorporated herein by reference.

(e)(8)        Waiver letter dated January 1, 2014 to waive a portion of the investment management fee for VY BlackRock Inflation Protected Bond Portfolio for the period from May 1, 2014 through May 1, 2015 – Filed as an exhibit to Post-Effective Amendment No. 115 to the Registrant’s Registration Statement filed on Form N-1A on April 28, 2014 and incorporated herein by reference.

(e)(9)        Letter Agreement, dated May 1, 2014 to reduce the annual investment management fee for VY Clarion Real Estate Portfolio for the period from May 1, 2014 through May 1, 2015 2015 – Filed as an exhibit to Post-Effective Amendment No. 115 to the Registrant’s Registration Statement filed on Form N-1A on April 28, 2014 and incorporated herein by reference.

(e)(10)      Sub-Advisory Agreement, dated May 7, 2013, between Voya Investors Trust, Directed Services LLC and Columbia Management Investment Advisers, LLC with respect to Voya Multi-Manager Large Cap Core Portfolio – Filed as an exhibit to Post-Effective Amendment No. 115 to the Registrant’s Registration Statement filed on Form N-1A on April 28, 2014 and incorporated herein by reference.